The Sentinel Funds

Class A, Class C and Class I

Supplement dated March 15, 2013

to the Information Statement for Sentinel Mid Cap II Fund, a series of Sentinel Group Funds, Inc., and to the Prospectus for the Sentinel Mid Cap Fund, a series of Sentinel Group Funds, Inc.,

each dated February 25, 2013,

 relating to the Reorganization of the Sentinel Mid Cap II Fund with and into the Sentinel Mid Cap Fund

Reorganization of the Sentinel Mid Cap II Fund into the Sentinel Mid Cap Fund

Reorganization Effective Date – April 12, 2013

The Registration Statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) relating to the reorganization (the “Reorganization”) of the Sentinel Mid Cap II Fund (the “Mid Cap II Fund”), a series of Sentinel Group Funds, Inc. (the “Corporation”), into the Sentinel Mid Cap Fund (the “Mid Cap Fund”), also a series of the Corporation (the Mid Cap II Fund and the Mid Cap Fund are referred to together as the “Funds”) was declared effective by the Commission on February 25, 2013.  The two Funds pursue substantially similar investment objectives and investment strategies.

The Reorganization does NOT require shareholder approval.

Under the terms of the Reorganization, the Mid Cap II Fund will transfer substantially all of its assets and substantially all of its liabilities to the Mid Cap Fund in exchange for newly-issued shares of the Mid Cap Fund.  Immediately after receiving the Mid Cap Fund shares, the Mid Cap II Fund will distribute these shares to its shareholders in the liquidation of the Mid Cap II Fund.  Mid Cap II Fund shareholders will receive the same class of shares of the Mid Cap Fund with an aggregate net asset value equal to the aggregate net asset value of the Mid Cap II Fund shares they held immediately prior to the Reorganization.

A Combined Information Statement and Prospectus providing more information about the Reorganization and the Mid Cap Fund has been sent to shareholders of the Mid Cap II Fund.

The Reorganization will be consummated at the close of business on April 12, 2013.

New Portfolio Management Team Effective March 30, 2013

Effective March 30, 2013, the portfolio management team of the Mid Cap and Mid Cap II Funds will consist of Jason Ronovech and Carole Hersam.  Christian Thwaites, Daniel Manion and Hilary Roper will no longer serve on the portfolio management team of these two Funds.

Mr. Ronovech joined Sentinel Asset Management, Inc. (“Sentinel”) in March 2013.  Prior to joining Sentinel, Mr. Ronovech was a portfolio manager with Paradigm Capital Management, co-managing their small cap and smid cap portfolios.  Mr. Ronovech holds the Chartered Financial Analyst designation.  Ms. Hersam joined Sentinel in 2000, and holds the Chartered Financial Analyst designation.  Ms. Hersam is currently a portfolio manager of each of the Mid Cap and Mid Cap II Funds.

Mr. Ronovech will be lead manager and Ms. Hersam will be co-manager of each of the Mid Cap and Mid Cap II Funds.  Mr. Ronovech and Ms. Hersam will retain these roles with respect to the Mid Cap Fund following the Reorganization.